October 14, 1996
                        GENERAL MONEY MARKET FUND, INC.
                            SUPPLEMENT TO PROSPECTUS
                               DATED JUNE 3, 1996
        THE FOLLOWING REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION
CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY
SHARES."
        The DDA number for payment transmitted by wire to The Bank of New
York or First Interstate Bank of California for purchase of Class A or Class
B shares of the Fund in your name, are as follows:
The Bank of New York
Class A or Class B                 DDA# 8900052414
First Interstate Bank of California
Class A                            DDA# 250939725
Class B                            DDA# 250640299
The wire must indicate which Class of shares is being purchased and must include the other required information with respect to wire payments set forth under "How to Buy Shares" in the Fund's Prospectus.
                                                                    196s101496